Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended June 30, 2012

(NYSE: NFP)

Investor Relations Contact:

Abbe F. Goldstein, CFA

(212) 301-4011

ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures. The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the ability of the Company to execute on its strategy of increasing recurring revenue and other business initiatives; (2) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (3) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and employees and through the Company’s reportable segments; (4) any losses that NFP may take with respect to dispositions, restructures, the collectability of amounts owed to it or otherwise; (5) seasonality or an economic environment that results in fewer sales of financial products or services; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses and their managers and key producers and the ability of the Company to retain its broker-dealers’ financial advisors and recruit new financial advisors; (7) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, due to requirements related to medical loss ratios stemming from the Patient Protection and Affordable Care Act or otherwise; (8) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, or the dilutive impact of capital raising efforts; (11) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, or activities within the life settlements industry; (12) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of the adoption of the Patient Protection and Affordable Care Act and resulting changes in business practices, potential changes in estate tax laws, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (13) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (14) the effectiveness or financial impact of NFP’s incentive plans; (15) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (16) the loss of services of key members of senior management; (17) failure by the Company’s broker-dealers to comply with net capital requirements; (18) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; (19) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, including insurance carriers’ potential change in accounting for deferred acquisition costs, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (20) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (21) the occurrence of adverse economic conditions or an adverse legal or regulatory climate in New York, Florida or California; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 13, 2012.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED

(Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Revenue:
Commissions and fees	$255,436	$239,435	$509,567	$472,699

Operating expenses:
Commissions and fees	78,973	76,888	161,123	155,985

Compensation expense - employees	73,101	63,629	144,049	130,518
Fees to principals	30,646	31,889	59,853	56,508

Total compensation expense	103,747	95,518	203,902	187,026

Non-compensation expense	39,745	36,955	79,447	75,580
Amortization of intangibles	8,214	7,897	16,489	15,859
Depreciation	3,113	3,037	6,259	6,114
Impairment of goodwill and intangible assets	9,559	920	12,787	920
(Gain) loss on sale of businesses, net	(4,047)	13	(4,398)	13
Change in estimated acquisition earn-out payables	2,437	-	6,903	-
Management contract buyout	4,182	-	7,537	-

Total operating expenses	245,923	221,228	490,049	441,497

Income from operations	9,513	18,207	19,518	31,202

Non-operating income and expenses
Interest income	640	926	1,269	1,900
Interest expense	(4,146)	(3,974)	(8,267)	(7,745)
Gain on early extinguishment of debt	-	-	-	-
Other, net	1,072	1,328	1,952	4,516

Non-operating income and expenses, net	(2,434)	(1,720)	(5,046)	(1,329)

Income before income taxes	7,079	16,487	14,472	29,873

Income tax expense	2,213	6,997	3,988	13,505

Net Income	$4,866	$9,490	$10,484	$16,368

Cash Earnings Reconciliation
GAAP net income	$4,866	$9,490	$10,484	$16,368
Amortization of intangibles	8,214	7,897	16,489	15,859
Depreciation	3,113	3,037	6,259	6,114
Impairment of goodwill and intangible assets	9,559	920	12,787	920
Tax benefit of impairment of goodwill and intangible
assets	(3,632)	(364)	(4,859)	(364)
Non-cash interest, net of tax	724	637	1,441	1,268
Accelerated vesting of certain RSUs, net of tax	-	-	-	-
Gain on early extinguishment of debt, net of tax	-	-	-	-
Change in estimated acquisition earn-out payables, net of tax	1,692	-	4,236	-
Management contract buyout, net of tax	2,593	-	4,673	-

Cash earnings	$27,129	$21,617	$51,510	$40,165

Adjusted EBITDA Reconciliation
GAAP net income	$4,866	$9,490	$10,484	$16,368
Income tax expense	2,213	6,997	3,988	13,505
Interest income	(640)	(926)	(1,269)	(1,900)
Interest expense	4,146	3,974	8,267	7,745
Gain on early extinguishment of debt	-	-	-	-
Other, net	(1,072)	(1,328)	(1,952)	(4,516)

Income from operations	9,513	18,207	19,518	31,202
Amortization of intangibles	8,214	7,897	16,489	15,859
Depreciation	3,113	3,037	6,259	6,114
Impairment of goodwill and intangible assets	9,559	920	12,787	920
(Gain) Loss on sale of businesses, net	(4,047)	13	(4,398)	13
Accelerated vesting of certain RSUs	-	-	-	-
Change in estimated acquisition earn-out payables	2,437	-	6,903	-
Management contract buyout	4,182	-	7,537	-

Adjusted EBITDA	$32,971	$30,074	$65,095	$54,108

Adjusted EBITDA as a % of revenue	12.9%	12.6%	12.8%	11.4%

Compensation Ratios
Total compensation expense ratio	40.6%	39.9%	40.0%	39.6%
(Total compensation expense/Revenue)

NATIONAL FINANCIAL PARTNERS CORP.

CORPORATE OVERVIEW

(Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	June 30, 2012	June 30, 2011

GAAP net income	$4,866	$9,490
Amortization of intangibles	8,214	7,897
Depreciation	3,113	3,037
Impairment of goodwill and intangible assets	9,559	920
Tax benefit of impairment of goodwill and intangible assets	(3,632)	(364)
Non-cash interest, net of tax	724	637
Accelerated vesting of certain RSUs, net of tax	-	-
Gain on early extinguishment of debt, net of tax	-	-
Change in estimated acquisition earn-out payables, net of tax	1,692	-
Management contract buyout, net of tax	2,593	-

Cash earnings	$27,129	$21,617

GAAP net income per share - diluted	$0.12	$0.21
Amortization of intangibles	0.20	0.17
Depreciation	0.08	0.07
Impairment of goodwill and intangible assets	0.23	0.02
Tax benefit of impairment of goodwill and intangible assets	(0.09)	(0.01)
Non-cash interest, net of tax	0.02	0.01
Accelerated vesting of certain RSUs, net of tax	-	-
Gain on early extinguishment of debt, net of tax	-	-
Change in estimated acquisition earn-out payables, net of tax	0.04	-
Management contract buyout, net of tax	0.06	-
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	-	-

Cash earnings per share - diluted (2)	$0.66	$0.48

Shares outstanding, beginning of period	40,585	43,976
Common shares issued for acquisitions during period	-	-
Common shares issued for contingent consideration and escrow during period	-	-
Common shares issued for stock-based awards during period	27	92
Common shares repurchased during period	(470)	(733)
Common shares issued under ongoing incentive program	-	-
Other	-	22

Shares outstanding, end of period	40,142	43,357

Weighted average common shares outstanding	40,466	43,925
Dilutive effect of contingent consideration and ongoing incentive payments	-	-
Dilutive effect of stock-based awards	234	954
Dilutive effect of escrow, stock subscriptions and other	4	6
Dilutive effect of senior convertible notes	596	396

Weighted average common shares outstanding - diluted (1)	41,300	45,281

Debt to total capitalization	34.3%	32.6%

(1)	To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by a GAAP net loss position. However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - CORPORATE CLIENT GROUP

(Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Revenue:
Commissions and fees	$112,578	$94,315	$224,667	$189,865

Operating expenses:
Commissions and fees	13,603	8,667	26,937	19,661

Compensation expense - employees	40,956	33,625	79,689	67,540
Fees to principals	16,170	17,347	32,196	31,860

Total compensation expense	57,126	50,972	111,885	99,400

Non-compensation expense	19,798	17,962	39,263	36,098
Amortization of intangibles	5,878	5,129	11,787	10,280
Depreciation	1,408	1,615	2,835	3,238
Impairment of goodwill and intangible assets	3,254	-	5,934	-
(Gain) loss on sale of businesses, net	-	(47)	46	(47)
Change in estimated acquisition earn-out payables	2,437	-	6,903	-
Management contract buyout	4,182	-	7,537	-

Total operating expenses	107,686	84,298	213,127	168,630

Income from operations	$4,892	$10,017	$11,540	$21,235

Adjusted EBITDA Reconciliation
Income from operations	$4,892	$10,017	$11,540	$21,235
Amortization of intangibles	5,878	5,129	11,787	10,280
Depreciation	1,408	1,615	2,835	3,238
Impairment of goodwill and intangible assets	3,254	-	5,934	-
(Gain) Loss on sale of businesses, net	-	(47)	46	(47)
Accelerated vesting of certain RSUs	-	-	-	-
Change in estimated acquisition earn-out payables	2,437	-	6,903	-
Management contract buyout	4,182	-	7,537	-

Adjusted EBITDA	$22,051	$16,714	$46,582	$34,706

Adjusted EBITDA as a % of revenue	19.6%	17.7%	20.7%	18.3%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	50.7%	54.0%	49.8%	52.4%

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - INDIVIDUAL CLIENT GROUP

(Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Revenue:
Commissions and fees	$80,867	$81,903	$161,460	$159,656

Operating expenses:
Commissions and fees	15,384	15,887	33,961	34,277

Compensation expense - employees	27,958	26,144	56,071	55,104
Fees to principals	14,476	14,542	27,657	24,648

Total compensation expense	42,434	40,686	83,728	79,752

Non-compensation expense	15,111	15,014	31,122	32,030
Amortization of intangibles	2,336	2,768	4,702	5,579
Depreciation	1,007	1,126	2,019	2,282
Impairment of goodwill and intangible assets	6,305	920	6,853	920
(Gain) loss on sale of businesses, net	(4,047)	60	(4,444)	60
Change in estimated acquisition earn-out payables	-	-	-	-
Management contract buyout	-	-	-	-

Total operating expenses	78,530	76,461	157,941	154,900

Income from operations	$2,337	$5,442	$3,519	$4,756

Adjusted EBITDA Reconciliation
Income from operations	$2,337	$5,442	$3,519	$4,756
Amortization of intangibles	2,336	2,768	4,702	5,579
Depreciation	1,007	1,126	2,019	2,282
Impairment of goodwill and intangible assets	6,305	920	6,853	920
(Gain) Loss on sale of businesses, net	(4,047)	60	(4,444)	60
Accelerated vesting of certain RSUs	-	-	-	-
Change in estimated acquisition earn-out payables	-	-	-	-
Management contract buyout	-	-	-	-

Adjusted EBITDA	$7,938	$10,316	$12,649	$13,597

Adjusted EBITDA as a % of revenue	9.8%	12.6%	7.8%	8.5%

Compensation Ratios
Total compensation expense ratio	52.5%	49.7%	51.9%	50.0%
(Total compensation expense/Revenue)

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR - ADVISOR SERVICES GROUP

(Unaudited - in thousands)

	For the Three Months Ended		For the Year-to-Date Period Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Revenue:
Commissions and fees	$61,991	$63,217	$123,440	$123,178

Operating expenses:
Commissions and fees	49,986	52,334	100,225	102,047

Compensation expense - employees	4,187	3,860	8,289	7,874
Fees to principals	-	-	-	-

Total compensation expense	4,187	3,860	8,289	7,874

Non-compensation expense	4,836	3,979	9,062	7,452
Amortization of intangibles	-	-	-	-
Depreciation	698	296	1,405	594
Impairment of goodwill and intangible assets	-	-	-	-
Gain on sale of businesses, net	-	-	-	-
Change in estimated acquisition earn-out payables	-	-	-	-
Management contract buyout	-	-	-	-

Total operating expenses	59,707	60,469	118,981	117,967

Income from operations	$2,284	$2,748	$4,459	$5,211

Adjusted EBITDA Reconciliation
Income from operations	$2,284	$2,748	$4,459	$5,211
Amortization of intangibles	-	-	-	-
Depreciation	698	296	1,405	594
Impairment of goodwill and intangible assets	-	-	-	-
Gain on sale of businesses, net	-	-	-	-
Accelerated vesting of certain RSUs	-	-	-	-
Change in estimated acquisition earn-out payables	-	-	-	-
Management contract buyout	-	-	-	-

Adjusted EBITDA	$2,982	$3,044	$5,864	$5,805

Adjusted EBITDA as a % of revenue	4.8%	4.8%	4.8%	4.7%

Ratios
Commission expense ratio	80.6%	82.8%	81.2%	82.8%
(Operating expenses:Commissions and fees/Revenue)
Total compensation expense ratio	6.8%	6.1%	6.7%	6.4%
(Total compensation expense/Revenue)

NATIONAL FINANCIAL PARTNERS CORP.

CONDENSED STATEMENTS OF REVENUE, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ORGANIC REVENUE GROWTH

(Unaudited - dollars in thousands)

	For the Three Months Ended				For the Year-to-Date Period Ended
	June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011
Revenue
Corporate Client Group	$112,578	44.1%	$94,315	39.4%	$224,667	44.1%	$189,865	40.2%
Individual Client Group	80,867	31.6%	81,903	34.2%	161,460	31.7%	159,656	33.8%
Advisor Services Group	61,991	24.3%	63,217	26.4%	123,440	24.2%	123,178	26.0%

Consolidated	$255,436	100.0%	$239,435	100.0%	$509,567	100.0%	$472,699	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$22,051	66.9%	$16,714	55.6%	$46,582	71.6%	$34,706	64.2%
Individual Client Group	7,938	24.1%	10,316	34.3%	12,649	19.4%	13,597	25.1%
Advisor Services Group	2,982	9.0%	3,044	10.1%	5,864	9.0%	5,805	10.7%

Consolidated	$32,971	100.0%	$30,074	100.0%	$65,095	100.0%	$54,108	100.0%

Adjusted EBITDA Margin
Corporate Client Group	19.6%		17.7%		20.7%		18.3%
Individual Client Group	9.8%		12.6%		7.8%		8.5%
Advisor Services Group	4.8%		4.8%		4.8%		4.7%

Consolidated	12.9%		12.6%		12.8%		11.4%

	For the Three Months Ended				For the Year-to-Date Period Ended
	June 30, 2012	June 30, 2011			June 30, 2012	June 30, 2011
Organic revenue
Corporate Client Group	7.2%	5.6%			7.9%	4.0%
Individual Client Group	1.5%	-10.3%			3.3%	-5.3%
Advisor Services Group	-1.9%	17.1%			0.2%	16.9%

Consolidated	4.1%	2.0%			5.3%	3.5%

(1)	The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)

(Unaudited - in thousands)

	At
	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$89,556	$135,239
Fiduciary funds - restricted relating to premium trust accounts	90,179	75,503
Commissions, fees and premiums receivable, net	110,331	119,945
Due from principals and/or certain entities they own	9,683	4,308
Notes receivable, net	4,228	4,224
Deferred tax assets	10,209	10,209
Other current assets	32,088	18,706

Total current assets	346,274	368,134
Property and equipment, net	31,122	33,937
Deferred tax assets	4,693	5,023
Intangibles, net	318,730	320,066
Goodwill, net	132,277	102,039
Notes receivable, net	22,381	23,661
Other non-current assets	29,653	41,307

Total assets	$885,130	$894,167

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$90,544	$74,145
Current portion of long term debt	12,500	12,500
Income taxes payable	-	3,045
Due to principals and/or certain entities they own	15,918	37,886
Accounts payable	23,774	30,584
Accrued liabilities	66,445	70,855

Total current liabilities	209,181	229,015
Long term debt	102,500	93,750
Deferred tax liabilities	1,631	1,605
Convertible senior notes	94,211	91,887
Other non-current liabilities	76,779	71,960

Total liabilities	484,302	488,217

STOCKHOLDERS’ EQUITY
Preferred stock at par value	-	-
Common stock at par value	4,703	4,665
Additional paid-in capital	904,003	905,774
Accumulated deficit	(382,264)	(391,202)
Treasury stock	(124,644)	(112,278)
Accumulated other comprehensive loss	(970)	(1,009)

Total stockholders’ equity	400,828	405,950

Total liabilities and stockholders’ equity	$885,130	$894,167

NATIONAL FINANCIAL PARTNERS CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited - in thousands)

	At or for the Three Months Ended		For the Year-to-Date Period Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Cash flow from operating activities:
Net income	$4,866	$9,490	$10,484	$16,368

Adjustments to reconcile to net cash provided by operating activities:
Stock-based compensation	1,369	1,348	2,733	2,761
Impairment of goodwill and intangible assets	9,559	920	12,787	920
Amortization of intangibles	8,214	7,897	16,489	15,859
Depreciation	3,113	3,037	6,259	6,114
Accretion of senior convertible notes discount	1,167	1,054	2,324	2,098
(Gain) loss on sale of businesses, net	(4,047)	13	(4,398)	13
Change in estimated acquisition earn-out payables	2,437	-	6,903	-
Payments on acquisition earn-outs in excess of original estimated payables	(145)	-	(145)	-
Bad debt expense	237	(89)	237	478
Other, net	-	(463)	-	(943)

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	(16,210)	3,825	(14,383)	10,161
Commissions, fees and premiums receivable, net	(6,625)	1,827	12,222	30,435
Due from principals and/or certain entities they own	(3,295)	(1,773)	(5,421)	71
Notes receivable, net - current	484	504	(223)	1,122
Other current assets	(9,109)	(2,814)	(13,402)	(11,996)
Notes receivable, net - non-current	1,581	1,447	1,215	903
Other non-current assets	1,469	(806)	77	(178)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	17,592	(810)	16,138	(8,903)
Income taxes payable	(33)	-	(3,078)	15
Due to principals and/or certain entities they own	3,055	6,834	(22,151)	(19,459)
Accounts payable	(1,446)	2,949	(9,297)	(15,105)
Accrued liabilities	5,968	5,775	(7,202)	270
Other non-current liabilities	(682)	(295)	(3,234)	2,927

Total adjustments	14,653	30,380	(5,550)	17,563

Net cash provided by operating activities	19,519	39,870	4,934	33,931

Cash flow from investing activities:
Proceeds from disposal of businesses	5,850	38	6,202	38
Purchases of property and equipment, net	(2,073)	(2,539)	(3,352)	(4,621)
Payments for acquired firms, net of cash	(9,770)	(65)	(36,849)	(4,062)
Payments for contingent consideration	(193)	-	(6,713)	-

Net cash used in investing activities	(6,186)	(2,566)	(40,712)	(8,645)

Cash flow from financing activities:
Payments on acquisition earn-outs	(89)	-	(89)	-
Borrowings on revolving credit facility	-	-	20,000	-
Payments on revolving credit facility	-	-	(5,000)	-
Repayment of long term debt	(3,125)	(3,125)	(6,250)	(6,250)
(Payments for) proceeds from stock-based awards, including tax benefit	(12)	583	(816)	2,516
Shares cancelled to pay withholding taxes	(12)	(49)	(3,650)	(2,958)
Repurchase of Common Stock	(6,082)	(8,803)	(14,045)	(8,803)
Dividends paid	-	-	-	-

Net cash used in financing activities	(9,320)	(11,394)	(9,850)	(15,495)

Effect of exchange rate changes on cash and cash equivalents	(55)	-	(55)	-
Net decrease in cash and cash equivalents	3,958	25,910	(45,683)	9,791
Cash and cash equivalents, beginning of period	85,598	112,711	135,239	128,830

Cash and cash equivalents, end of the period	$89,556	$138,621	$89,556	$138,621

Supplemental disclosures of cash flow information
Cash paid for income taxes	$6,745	$3,997	$15,564	$11,350
Cash paid for interest	$3,984	$3,479	$5,018	$4,455

DEFINED TERMS

Accelerated vesting of certain RSUs:	Portion of fees to principals attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:	Net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.

Cash earnings:	Net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.

Cash earnings per share - diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.

Commission expense ratio:	Derived by dividing commissions and fee expense by revenue.

Common shares issued for acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common shares issued for contingent consideration and escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common shares issued for stock-based awards:	Represents the number of shares of NFP common stock issued under NFP’s various stock incentive plans during the period presented.

Common shares issued under ongoing incentive program:	Represents the number of shares of NFP common stock issued under NFP’s ongoing incentive program.

Common shares repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Compensation expense – employees:	Represents the expense incurred for payments made related to compensating producing and non-producing staff. Prior to January 1, 2012 referred to as “compensation expense.”

Debt to total capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Fees to principals:	Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the businesses they manage. Prior to January 1, 2012 referred to as “total management fees.”

Management contract buyout:	Represents a transaction in which NFP purchases the entity owned by the principals and party to the management contract or purchases a principal’s economic interest in the management contract, in either scenario acquiring a greater economic interest in a business than originally structured. The acquisition of this greater economic interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Organic revenue growth:	The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes revenue from new acquisitions, sub-acquisitions, and the revenue derived from businesses fully disposed of for the first twelve months after the respective transaction. With respect to situations where a significant portion of a business’ assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Sub-acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Total compensation expense:	The sum of compensation expense—employees and fees to principals.

Total compensation expense ratio:	Derived by dividing the sum of compensation expense—employees and fees to principals by revenue.